EXHIBIT 10.174

                             SECURED PROMISSORY NOTE
                           (Revolving Loan Component)

$30,000,000.00                                                 December 22, 2003
                                                           Hartford, Connecticut

      FOR VALUE RECEIVED and pursuant to the terms of this Secured Promissory Note ("Note"), the undersigned, BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation, and BLUEGREEN CORPORATION, a Massachusetts corporation (singly and collectively the "Borrower"), promises to pay to the order of TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the "Agent"), on its behalf and on behalf of each Lender (the Agent and all subsequent holders of this Note being hereinafter referred to as the "Holder"), as provided in the Acquisition, Construction and Receivable Loan, Security and Agency Agreement by and among the Borrower, the Agent and the other parties thereto, dated as of December 22, 2003 (as may be amended from time to time hereafter, the "Loan Agreement"), the principal sum of THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00), or so much thereof as shall be outstanding hereunder from time to time as a result of Revolving Loan Advances by the Lenders to the Borrower pursuant to the Loan Agreement, together with interest (computed on the basis of the number of days elapsed over a 360-day year and twelve 30-day months) on the unpaid principal amount from time to time outstanding under this Note at a rate equal to the Revolving Loan Component Interest Rate (as defined in the Loan Agreement).

      The principal amount of this Note, together with interest thereon and all other sums due pursuant to this Note or any of the Loan Documents, shall be due and payable on the dates and in the manner as provided in the Loan Agreement. All principal, interest and any other amounts due under this Note shall be payable in lawful money of the United States of America as provided in the Loan Agreement.

      The Borrower may prepay the principal sum outstanding from time to time hereunder only as provided in the Loan Agreement.

      This Note is one of the two "Notes" described in, and issued pursuant to, the Loan Agreement. This Note evidences the Revolving Loan Component of the Loan and is secured by the Collateral. All of the terms, covenants and conditions of the Loan Agreement (including all exhibits and schedules to it) and all other instruments evidencing or securing the Obligations are hereby made a part of this Note and are deemed incorporated herein in full. In the event of any conflict between the terms and conditions of this Note and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control. All terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Loan Agreement.

      This Note also evidences Borrower's obligation to repay with interest all additional moneys advanced or expended from time to time by any Holder to or for the account of Borrower or otherwise to be added to the principal balance hereof or as provided in any of the Loan Documents, whether or not the principal amount hereof shall thereby exceed the principal amount above stated.

      Borrower shall pay the cost of all revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note or to any of the Loan Documents; and if any tax is now or hereafter imposed with respect to notes of the nature of this Note or debts of the nature of the debt evidenced by this Note, Borrower agrees to pay to the Holder hereof upon demand the amount of such tax, and hereby waives any contrary provision of any law or rule of court now or hereafter in effect.

      Upon the occurrence of any Event of Default by the Borrower under the Loan Agreement or under any other Loan Document, the Holder may, at its option and in accordance with the terms of the Loan Agreement and the other Loan Documents, in addition to any other remedies to which it may be entitled, declare to be immediately due and payable the total unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon, any applicable prepayment premium and all other Obligations owing hereunder, under the Loan Agreement or under any other Loan Document.

      All agreements between the Borrower and the Holder are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof, of the Loan Agreement or any other Loan Documents shall involve transcending the limit of validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and, if from any circumstance the Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Holder.

      Time is of the essence for the performance and observance of each agreement and obligation of Borrower under this Note and under the Loan Documents.

      The Borrower and all sureties, endorsers, guarantors and all other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally waive, for themselves and their legal representatives, heirs, successors and assigns (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension, waiver or renewal of any or all of the Loan Documents, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note; and (ii) the benefit of all marshalling, election of remedies, valuation, appraisal, and exemption laws; and Borrower and such endorsers, guarantors and sureties expressly consent to any extension of time of payment hereof or of any installment hereof, to the release of any party liable for the Obligations, to the release,


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change or modification of the Loan, the Loan Documents or any of the Collateral,
and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging the liability pursuant to this Note.

      No single or partial exercise of any power under this Note, under the Acquisition/Construction Loan Component Note, under the Loan Agreement or under any other Loan Document shall preclude other or further exercise thereof or the exercise of any other power. The Holder shall at all times have the right to proceed against any portions of the Collateral in such order and in such manner as the Holder may deem appropriate, without waiving any rights with respect to any other security. No delay or omission on the part of the Holder in exercising any right or remedy under the Note or under any Loan Document, or the acceptance of one or more installments from any person after a Default or Event of Default, or the granting of any forbearance or other indulgence, or the taking or releasing or subordinating of any security or additional security for the Obligations, or any other modification or amendment of this Note or any of the Loan Documents, shall in any way release or discharge the liability of Borrower or of any endorser, surety or guarantor, or any other Person secondarily liable on this Note, whether or not granted or done with the knowledge or consent of Borrower or any such endorser, surety, guarantor or Person, or shall operate as a waiver of such right or remedy available to the Holder in connection with any future Default or Event of Default.

      In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Furthermore, in the event that the application of any provision of this Note to any Person or circumstance shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, then, and in any event, such invalidity, illegality or unenforceability shall not be deemed to affect the application of such provision to any Person or circumstance against whom or which such application is legal, valid and enforceable.

      No provision of this Note shall be modified except by a written instrument executed by Borrower and by Holder expressly referring to this Note and to the provision modified. This Note shall be binding upon Borrower and its successors and assigns. The rights under and benefits of this Note shall inure to Holder and its successors and assigns.

      Borrower hereby waives any and all present and future laws and rules of court exempting any of the Collateral covered by the Loan Documents or any other of its other property, real or personal, or any of the proceeds arising from any sale of the Collateral or such property, from attachment, levy, sale or execution, or providing for any stay of execution, appraisal, exemption from civil process or extension of time for payment.

      Upon or at any time after an Event of Default hereunder or under any of the other Loan Documents, including without limitation the failure of Borrower to pay any amount of principal and/or interest evidenced by this Note when due, all amounts of principal and interest and other sums due under this Note shall bear interest from the day when due until such amount is paid in full


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

at the "Default Rate." As used herein, the "Default Rate" shall mean the Interest Rate, [plus four percent (4%) per annum]; provided, however, that the Default Rate shall in no event exceed the highest lawful rate.

      The Holder is hereby authorized by the Borrower to record in any grid attached hereto or in the manual or data processing records of the Holder, the date and amount of each Revolving Loan Advance and the amount of the outstanding Obligations with respect thereto and the date and amount of each repayment of principal and each payment of interest or otherwise on account of the Revolving Loan Component and the Obligations with respect thereto. In the absence of established error, such records shall be conclusive as to the outstanding principal amount of all Revolving Loan Advances and the amount of the total outstanding Obligations with respect thereto, and the payment of interest, principal and other sums due under the Loan Documents; provided, however, that the failure of the Holder to make any such record entry with respect to any Revolving Loan Advance or payment shall not limit or otherwise affect the obligations of the Borrower under this Note or the other Loan Documents.

      This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Rhode Island, excluding its choice of laws principles, except with respect to laws affecting interest rates which may be preempted by laws of the United States. The Borrower hereby waives any plea of jurisdiction or venue as not being a resident of Providence County, Rhode Island, and hereby specifically authorizes actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Note to be litigated, in the Holder's sole discretion and at the Holder's sole election, in courts having a situs within Providence County, Rhode Island. For the purpose of the foregoing, the Borrower and all principals, sureties, guarantors and endorsers hereby consent and submit to the jurisdiction of any local, state or federal court located within Rhode Island. The Borrower and all principals, sureties, guarantors and endorsers hereby waive any right that they may have to transfer or change the venue of any litigation brought against them in accordance with this paragraph.

      TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS NOTE, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. THE BORROWER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF HOLDER, NOR HOLDER'S COUNSEL, HAS


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

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL INDUCEMENT TO HOLDER'S ACCEPTANCE OF THIS NOTE AND THE OTHER LOAN DOCUMENTS.

      This Note may be part of a series of promissory notes executed and delivered by the Borrower pursuant to the Loan Agreement. The Holder acknowledges and agrees that this Note shall not have priority over any other promissory note executed and delivered by the Borrower pursuant to the Loan Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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

      IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name by its duly authorized officer on the date first above written.


                                           BLUEGREEN VACATIONS UNLIMITED, INC.,
                                           a Florida corporation

                                           By /S/ JOHN F. CHISTE
                                              ------------------
                                           Name: JOHN F. CHISTE
                                           Its: TREASURER


                                           BLUEGREEN CORPORATION,
                                           a Massachusetts corporation

                                           By /S/ DOUGLAS KINSEY
                                              ------------------
                                           Name: DOUGLAS KINSEY
                                           Its: SENIOR VICE PRESIDENT

STATE OF TENN    )
                 )      ss:  ______________________
COUNTY OF KNOX   )

      The foregoing instrument was acknowledged before me this 17TH day of DEC,, 2003 by DOUGLAS KINSEY, BLUEGREEN VAC. UNLIMITED of BLUEGREEN VAC. UNLIMITED, a FLA corporation, on behalf of the corporation.


                                           /S/ JANICE FAIN
                                           ---------------
                                           Notary Public
                                           My Commission Expires: 06/2004

STATE OF TENN    )
                 )      ss:  ______________________
COUNTY OF KNOX   )

      The foregoing instrument was acknowledged before me this 17TH day of DEC,, 2003 by DOUGLAS KINSEY, SR. VICE PRES. of BLUEGREEN CORPORATION, a MASSACHUSETTS corporation, on behalf of the corporation.


                                            /S/ JANICE FAIN
                                            ---------------
                                            Notary Public
                                            My Commission Expires: 06/2004:


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